                                    EXHIBIT 99.1
LendingClub Reports Fourth Quarter and Full Year 2024 Results
Grew Originations +13%, Revenue +17%, and Total Assets +20% in Fourth Quarter Compared to Prior Year
Executed $400 Million Loan Sale out of the Held-for-Sale Portfolio to a New Bank Buyer

SAN FRANCISCO – January 28, 2025 – LendingClub Corporation (NYSE: LC), the parent company of LendingClub Bank, America’s leading digital marketplace bank, today announced financial results for the fourth quarter and full year ended December 31, 2024.

“We executed well in 2024, exiting the year with growth in originations, continued credit outperformance, successful new products and experiences, and more than five million members,” said Scott Sanborn, LendingClub CEO. “From this strong foundation, we are well-positioned to accelerate as we move through 2025 and further grow originations, revenue, and return on equity while continuing to innovate for our members.”

Fourth Quarter 2024 Results
Balance Sheet:
•Total assets of $10.6 billion increased 20% compared to $8.8 billion in the prior year, driven primarily by the success of the Structured Certificates program as well as the purchase of a $1.3 billion LendingClub-issued loan portfolio in the third quarter of 2024.
•Deposits of $9.1 billion increased 24% compared to $7.3 billion in the prior year, driven by the continued success of our savings and CD offerings.
◦LevelUp Savings, launched in the third quarter of 2024, reached balances of nearly $1.2 billion at year end.
◦87% of total deposits are FDIC-insured.
•Robust available liquidity of $3.3 billion.
•Strong capital position with a consolidated Tier 1 leverage ratio of 11.0% and a CET1 capital ratio of 17.3%.
•Book value per common share was $11.83, compared to $11.34 in the prior year.
•Tangible book value per common share was $11.09, compared to $10.54 in the prior year.

Financial Performance:
•Loan originations increased 13% to $1.85 billion, compared to $1.63 billion in the prior year, driven by the successful execution of new consumer loan initiatives combined with strong marketplace investor demand.
•Total net revenue increased 17% to $217.2 million, compared to $185.6 million in the prior year, driven by improved marketplace loan sales pricing and higher net interest income on a larger balance sheet.
•Provision for credit losses of $63.2 million, compared to $41.9 million in the prior year, primarily driven by higher held-for-investment whole loan retention.
•Improved net charge-offs in the held-for-investment at amortized cost loan portfolio to $46.0 million, compared to $82.5 million in the prior year.
◦Net charge-off ratio of 4.5% compared to 6.6% in the prior year.
•Net income of $9.7 million, compared to $10.2 million in the prior year.
◦Net income for the fourth quarter of 2024 includes a one-time, post-tax $3.2 million non-cash impairment expense, as a result of the Tally acquisition, for internally-developed software.
•Return on Equity (ROE) of 2.9%, with a Return on Tangible Common Equity (ROTCE) of 3.1%, compared to an ROE of 3.3% in the prior year, with an ROTCE of 3.6%.
•Pre-Provision Net Revenue (PPNR) increased 34% to $74.3 million, compared to $55.6 million in the prior year.

	Three Months Ended			Year Ended
($ in millions, except per share amounts)	December 31, 2024	September 30, 2024	December 31, 2023	December 31, 2024	December 31, 2023
Total net revenue	$217.2	$201.9	$185.6	$787.0	$864.6
Non-interest expense	142.9	136.3	130.0	543.7	566.4
Pre-provision net revenue (1)	74.3	65.5	55.6	243.3	298.2
Provision for credit losses	63.2	47.5	41.9	178.3	243.6
Income before income tax expense	11.1	18.0	13.7	65.1	54.6
Income tax expense	(1.4)	(3.6)	(3.5)	(13.7)	(15.7)
Net income	$9.7	$14.5	$10.2	$51.3	$38.9

Diluted EPS	$0.08	$0.13	$0.09	$0.45	$0.36
(1)    See page 3 of this release for additional information on our use of non-GAAP financial measures.

For a calculation of Pre-Provision Net Revenue, Tangible Book Value Per Common Share, and Return on Tangible Common Equity, refer to the “Reconciliation of GAAP to Non-GAAP Financial Measures” tables at the end of this release.

Financial Outlook

First Quarter 2025
Loan originations	$1.8B to $1.9B
Pre-provision net revenue (PPNR)	$60M to $70M

Fourth Quarter 2025
Loan originations	>$2.3B
Return on tangible common equity (ROTCE)	>8%

About LendingClub
LendingClub Corporation (NYSE: LC) is the parent company of LendingClub Bank, National Association, Member FDIC. LendingClub Bank is the leading digital marketplace bank in the U.S., where members can access a broad range of financial products and services designed to help them pay less when borrowing and earn more when saving. Based on hundreds of billions of cells of data and over $95 billion in loans, our advanced credit decisioning and machine-learning models are used across the customer lifecycle to expand seamless access to credit for our members, while generating compelling risk-adjusted returns for our loan investors. Since 2007, more than 5 million members have joined the Club to help reach their financial goals. For more information about LendingClub, visit https://www.lendingclub.com.

Conference Call and Webcast Information
The LendingClub fourth quarter 2024 webcast and teleconference is scheduled to begin at 2:00 p.m. Pacific Time (or 5:00 p.m. Eastern Time) on Tuesday, January 28, 2025. A live webcast of the call will be available at http://ir.lendingclub.com under the Filings & Financials menu in Quarterly Results. To access the call, please dial +1 (404) 975-4839, or outside the U.S. +1 (833) 470-1428, with Access Code 507312, ten minutes prior to 2:00 p.m. Pacific Time (or 5:00 p.m. Eastern Time). An audio archive of the call will be available at http://ir.lendingclub.com. An audio replay will also be available 1 hour after the end of the call until February 4, 2025, by calling +1 (929) 458-6194 or outside the U.S. +1 (866) 813-9403, with Access Code 167509. LendingClub has used, and intends to use, its investor relations website, X (formerly Twitter) handles (@LendingClub and @LendingClubIR) and Facebook page (https://www.facebook.com/LendingClubTeam) as a means of disclosing material non-public information and to comply with its disclosure obligations under Regulation FD.

Contacts
For Investors:
IR@lendingclub.com
Media Contact:
Press@lendingclub.com

Non-GAAP Financial Measures
To supplement our financial statements, which are prepared and presented in accordance with GAAP, we use the following non-GAAP financial measures: Pre-Provision Net Revenue (PPNR), Tangible Book Value (TBV) Per Common Share, and Return on Tangible Common Equity (ROTCE). Our non-GAAP financial measures do have limitations as analytical tools and you should not consider them in isolation or as a substitute for an analysis of our results under GAAP.

We believe these non-GAAP financial measures provide management and investors with useful supplemental information about the financial performance of our business, enable comparison of financial results between periods where certain items may vary independent of business performance, and enable comparison of our financial results with other public companies.

We believe PPNR is an important measure because it reflects the financial performance of our business operations. PPNR is a non-GAAP financial measure calculated by subtracting the provision for credit losses and income tax benefit/expense from net income.

We believe TBV Per Common Share is an important measure used to evaluate the company’s use of equity. TBV Per Common Share is a non-GAAP financial measure representing tangible common equity (common equity reduced by goodwill and customer relationship intangible assets), divided by the ending number of common shares issued and outstanding.

We believe ROTCE is an important measure because it reflects the company's ability to generate income from its core assets. ROTCE is a non-GAAP financial measure calculated by dividing annualized net income by the average tangible common equity for the applicable period.

For a reconciliation of such measures to the nearest GAAP measures, please refer to the tables on pages 14 and 15 of this release.

We do not provide a reconciliation of forward-looking Pre-Provision Net Revenue and Return on Tangible Common Equity to the most directly comparable GAAP reported financial measures on a forward-looking basis because we are unable to predict future provision expense and goodwill, respectively, with reasonable certainty without unreasonable effort.

Safe Harbor Statement
Some of the statements above, including statements regarding our competitive advantages, macroeconomic outlook, anticipated future performance and financial results, are “forward-looking statements.” The words “anticipate,” “believe,” “estimate,” “expect,” “intend,” “may,” “outlook,” “plan,” “predict,” “project,” “will,” “would” and similar expressions may identify forward-looking statements, although not all forward-looking statements contain these identifying words. Factors that could cause actual results to differ materially from those contemplated by these forward-looking statements include: our ability to continue to attract and retain new and existing borrowers and platform investors; competition; overall economic conditions; the interest rate environment; the regulatory environment; default rates and those factors set forth in the section titled “Risk Factors” in our most recent Annual Report on Form 10-K, as filed with the Securities and Exchange Commission, as well as in our subsequent filings with the Securities and Exchange Commission. We may not actually achieve the plans, intentions or expectations disclosed in forward-looking statements, and you should not place undue reliance on forward-looking statements. Actual results or events could differ materially from the plans, intentions and expectations disclosed in forward-looking statements. We do not assume any obligation to update any forward-looking statements, whether as a result of new information, future events or otherwise, except as required by law.

*****

LENDINGCLUB CORPORATION
OPERATING HIGHLIGHTS
(In thousands, except percentages or as noted)
(Unaudited)

	As of and for the three months ended					% Change
	December 31, 2024	September 30, 2024	June 30, 2024	March 31, 2024	December 31, 2023	Q/Q	Y/Y
Operating Highlights:
Non-interest income	$74,817	$61,640	$58,713	$57,800	$54,129	21%	38%
Net interest income	142,384	140,241	128,528	122,888	131,477	2%	8%
Total net revenue	217,201	201,881	187,241	180,688	185,606	8%	17%
Non-interest expense	142,855	136,332	132,258	132,233	130,015	5%	10%
Pre-provision net revenue(1)	74,346	65,549	54,983	48,455	55,591	13%	34%
Provision for credit losses	63,238	47,541	35,561	31,927	41,907	33%	51%
Income before income tax expense	11,108	18,008	19,422	16,528	13,684	(38)%	(19)%
Income tax expense	(1,388)	(3,551)	(4,519)	(4,278)	(3,529)	(61)%	(61)%
Net income	$9,720	$14,457	$14,903	$12,250	$10,155	(33)%	(4)%

Basic EPS	$0.09	$0.13	$0.13	$0.11	$0.09	(31)%	—%
Diluted EPS	$0.08	$0.13	$0.13	$0.11	$0.09	(38)%	(11)%

LendingClub Corporation Performance Metrics:
Net interest margin	5.42%	5.63%	5.75%	5.75%	6.40%
Efficiency ratio(2)	65.8%	67.5%	70.6%	73.2%	70.0%
Return on average equity (ROE)(3)	2.9%	4.4%	4.7%	3.9%	3.3%
Return on tangible common equity (ROTCE)(1)(4)	3.1%	4.7%	5.1%	4.2%	3.6%
Return on average total assets (ROA)(5)	0.4%	0.6%	0.6%	0.5%	0.5%
Marketing expense as a % of loan originations	1.27%	1.37%	1.47%	1.47%	1.44%

LendingClub Corporation Capital Metrics:
Common equity Tier 1 capital ratio	17.3%	15.9%	17.9%	17.6%	17.9%
Tier 1 leverage ratio	11.0%	11.3%	12.1%	12.5%	12.9%
Book value per common share	$11.83	$11.95	$11.52	$11.40	$11.34	(1)%	4%
Tangible book value per common share(1)	$11.09	$11.19	$10.75	$10.61	$10.54	(1)%	5%

Loan Originations (in millions)(6):
Total loan originations	$1,846	$1,913	$1,813	$1,646	$1,630	(4)%	13%
Marketplace loans	$1,241	$1,403	$1,477	$1,361	$1,432	(12)%	(13)%
Loan originations held for investment	$605	$510	$336	$285	$198	19%	206%
Loan originations held for investment as a % of total loan originations	33%	27%	19%	17%	12%

Servicing Portfolio AUM (in millions)(7):
Total servicing portfolio	$12,371	$12,674	$12,999	$13,437	$14,122	(2)%	(12)%
Loans serviced for others	$7,207	$7,028	$8,337	$8,671	$9,336	3%	(23)%
(1)    Represents a non-GAAP financial measure. See “Reconciliation of GAAP to Non-GAAP Financial Measures.”
(2)    Calculated as the ratio of non-interest expense to total net revenue.
(3)    Calculated as annualized net income divided by average equity for the period presented.
(4)    Calculated as annualized net income divided by average tangible common equity for the period presented.
(5)    Calculated as annualized net income divided by average total assets for the period presented.
(6)    Includes unsecured personal loans and auto loans only.
(7)    Loans serviced on our platform, which includes unsecured personal loans, auto loans and education and patient finance loans serviced for others and retained by the Company.

LENDINGCLUB CORPORATION
OPERATING HIGHLIGHTS (Continued)
(In thousands, except percentages or as noted)
(Unaudited)

	As of and for the three months ended					% Change
	December 31, 2024	September 30, 2024	June 30, 2024	March 31, 2024	December 31, 2023	Q/Q	Y/Y
Balance Sheet Data:
Securities available for sale	$3,452,648	$3,311,418	$2,814,383	$2,228,500	$1,620,262	4%	113%
Loans held for sale at fair value	$636,352	$849,967	$791,059	$550,415	$407,773	(25)%	56%
Loans and leases held for investment at amortized cost	$4,125,818	$4,108,329	$4,228,391	$4,505,816	$4,850,302	—%	(15)%
Gross allowance for loan and lease losses (1)	$(285,686)	$(274,538)	$(285,368)	$(311,794)	$(355,773)	4%	(20)%
Recovery asset value (2)	$48,952	$53,974	$56,459	$52,644	$45,386	(9)%	8%
Allowance for loan and lease losses	$(236,734)	$(220,564)	$(228,909)	$(259,150)	$(310,387)	7%	(24)%
Loans and leases held for investment at amortized cost, net	$3,889,084	$3,887,765	$3,999,482	$4,246,666	$4,539,915	—%	(14)%
Loans held for investment at fair value (3)	$1,027,798	$1,287,495	$339,222	$427,396	$272,678	(20)%	277%
Total loans and leases held for investment (3)	$4,916,882	$5,175,260	$4,338,704	$4,674,062	$4,812,593	(5)%	2%
Whole loans held on balance sheet (4)	$5,553,234	$6,025,227	$5,129,763	$5,224,477	$5,220,366	(8)%	6%
Total assets	$10,630,509	$11,037,507	$9,586,050	$9,244,828	$8,827,463	(4)%	20%
Total deposits	$9,068,237	$9,459,608	$8,095,328	$7,521,655	$7,333,486	(4)%	24%
Total liabilities	$9,288,778	$9,694,612	$8,298,105	$7,978,542	$7,575,641	(4)%	23%
Total equity	$1,341,731	$1,342,895	$1,287,945	$1,266,286	$1,251,822	—%	7%
(1)    Represents the allowance for future estimated net charge-offs on existing portfolio balances.
(2)    Represents the negative allowance for expected recoveries of amounts previously charged-off.
(3)    The balances at December 31, 2024 and September 30, 2024 include a loan portfolio that was purchased during the third quarter of 2024 of loans that we previously originated and sold.
(4)    Includes loans held for sale at fair value, loans and leases held for investment at amortized cost, net of allowance for loan and lease losses, and loans held for investment at fair value.

The asset quality metrics presented in the following table are for loans and leases held for investment at amortized cost and do not reflect loans held for investment at fair value:

	As of and for the three months ended
	December 31, 2024	September 30, 2024	June 30, 2024	March 31, 2024	December 31, 2023
Asset Quality Metrics (1):
Allowance for loan and lease losses to total loans and leases held for investment at amortized cost	5.7%	5.4%	5.4%	5.8%	6.4%
Allowance for loan and lease losses to commercial loans and leases held for investment at amortized cost	3.9%	3.1%	2.7%	1.9%	1.8%
Allowance for loan and lease losses to consumer loans and leases held for investment at amortized cost	6.1%	5.8%	5.9%	6.4%	7.2%
Gross allowance for loan and lease losses to consumer loans and leases held for investment at amortized cost	7.5%	7.3%	7.5%	7.8%	8.3%
Net charge-offs	$45,977	$55,805	$66,818	$80,483	$82,511
Net charge-off ratio (2)	4.5%	5.4%	6.2%	6.9%	6.6%
(1)    Calculated as ALLL or gross ALLL, where applicable, to the corresponding portfolio segment balance of loans and leases held for investment at amortized cost.
(2)    Net charge-off ratio is calculated as annualized net charge-offs divided by average outstanding loans and leases held for investment during the period.

LENDINGCLUB CORPORATION
LOANS AND LEASES HELD FOR INVESTMENT
(In thousands)
(Unaudited)
The following table presents loans and leases held for investment at amortized cost and loans held for investment at fair value:

	December 31, 2024	December 31, 2023
Unsecured personal	$3,106,472	$3,726,830
Residential mortgages	172,711	183,050
Secured consumer	230,232	250,039
Total consumer loans held for investment	3,509,415	4,159,919
Equipment finance (1)	64,232	110,992
Commercial real estate	373,785	380,322
Commercial and industrial	178,386	199,069
Total commercial loans and leases held for investment	616,403	690,383
Total loans and leases held for investment at amortized cost	4,125,818	4,850,302
Allowance for loan and lease losses	(236,734)	(310,387)
Loans and leases held for investment at amortized cost, net	$3,889,084	$4,539,915
Loans held for investment at fair value (2)	1,027,798	272,678
Total loans and leases held for investment (2)	$4,916,882	$4,812,593
(1)    Comprised of sales-type leases for equipment.
(2)    The balance at December 31, 2024 includes a loan portfolio that was purchased during the third quarter of 2024 of loans that we previously originated and sold.

LENDINGCLUB CORPORATION
ALLOWANCE FOR LOAN AND LEASE LOSSES
(In thousands)
(Unaudited)
The following table presents the components of the allowance for loan and lease losses on loans and leases held for investment at amortized cost:

	December 31, 2024	December 31, 2023
Gross allowance for loan and lease losses (1)	$285,686	$355,773
Recovery asset value (2)	(48,952)	(45,386)
Allowance for loan and lease losses	$236,734	$310,387
(1)    Represents the allowance for future estimated net charge-offs on existing portfolio balances.
(2)    Represents the negative allowance for expected recoveries of amounts previously charged-off.

The following tables present the allowance for loan and lease losses on loans and leases held for investment at amortized cost and do not reflect loans held for investment at fair value:

	Three Months Ended
	December 31, 2024			September 30, 2024
	Consumer	Commercial	Total	Consumer	Commercial	Total
Allowance for loan and lease losses, beginning of period	$200,899	$19,665	$220,564	$210,729	$18,180	$228,909
Credit loss expense for loans and leases held for investment	56,322	5,825	62,147	45,813	1,647	47,460
Charge-offs	(64,167)	(1,887)	(66,054)	(68,388)	(721)	(69,109)
Recoveries	19,544	533	20,077	12,745	559	13,304
Allowance for loan and lease losses, end of period	$212,598	$24,136	$236,734	$200,899	$19,665	$220,564

	Three Months Ended
	December 31, 2023
	Consumer	Commercial	Total
Allowance for loan and lease losses, beginning of period	$336,288	$14,207	$350,495
Credit loss expense for loans and leases held for investment	43,227	(824)	42,403
Charge-offs	(88,904)	(1,193)	(90,097)
Recoveries	7,450	136	7,586
Allowance for loan and lease losses, end of period	$298,061	$12,326	$310,387

LENDINGCLUB CORPORATION
PAST DUE LOANS AND LEASES HELD FOR INVESTMENT
(In thousands)
(Unaudited)
The following tables present past due loans and leases held for investment at amortized cost and do not reflect loans held for investment at fair value:

December 31, 2024	30-59 Days	60-89 Days	90 or More Days	Total Days Past Due	Guaranteed Amount (1)
Unsecured personal	$23,530	$19,293	$21,387	$64,210	$—
Residential mortgages	151	88	—	239	—
Secured consumer	2,342	600	337	3,279	—
Total consumer loans held for investment	$26,023	$19,981	$21,724	$67,728	$—

Equipment finance	$67	$—	$4,551	$4,618	$—
Commercial real estate	8,320	483	9,731	18,534	8,456
Commercial and industrial	6,257	1,182	15,971	23,410	18,512
Total commercial loans and leases held for investment	$14,644	$1,665	$30,253	$46,562	$26,968
Total loans and leases held for investment at amortized cost	$40,667	$21,646	$51,977	$114,290	$26,968

December 31, 2023	30-59 Days	60-89 Days	90 or More Days	Total Days Past Due	Guaranteed Amount (1)
Unsecured personal	$32,716	$29,556	$30,132	$92,404	$—
Residential mortgages	1,751	—	—	1,751	—
Secured consumer	2,076	635	217	2,928	—
Total consumer loans held for investment	$36,543	$30,191	$30,349	$97,083	$—

Equipment finance	$1,265	$—	$—	$1,265	$—
Commercial real estate	—	3,566	1,618	5,184	4,047
Commercial and industrial	12,261	1,632	1,515	15,408	11,260
Total commercial loans and leases held for investment	$13,526	$5,198	$3,133	$21,857	$15,307
Total loans and leases held for investment at amortized cost	$50,069	$35,389	$33,482	$118,940	$15,307
(1)    Represents loan balances guaranteed by the Small Business Association.

LENDINGCLUB CORPORATION
CONDENSED CONSOLIDATED STATEMENTS OF INCOME
(In thousands, except share and per share data)
(Unaudited)

	Three Months Ended			Change (%)
	December 31, 2024	September 30, 2024	December 31, 2023	Q4 2024 vs Q3 2024	Q4 2024 vs Q4 2023
Non-interest income:
Origination fees	$64,745	$71,465	$76,702	(9)%	(16)%
Servicing fees	17,391	8,081	17,450	115%	—%
Gain on sales of loans	15,007	12,433	11,921	21%	26%
Net fair value adjustments	(24,980)	(33,595)	(53,892)	26%	54%
Marketplace revenue	72,163	58,384	52,181	24%	38%
Other non-interest income	2,654	3,256	1,948	(18)%	36%
Total non-interest income	74,817	61,640	54,129	21%	38%

Total interest income	240,596	240,377	208,319	—%	15%
Total interest expense	98,212	100,136	76,842	(2)%	28%
Net interest income	142,384	140,241	131,477	2%	8%

Total net revenue	217,201	201,881	185,606	8%	17%

Provision for credit losses	63,238	47,541	41,907	33%	51%

Non-interest expense:
Compensation and benefits	58,656	57,408	58,591	2%	—%
Marketing	23,415	26,186	23,465	(11)%	—%
Equipment and software	13,361	12,789	13,190	4%	1%
Depreciation and amortization	19,748	13,341	11,953	48%	65%
Professional services	9,136	8,014	7,727	14%	18%
Occupancy	3,991	4,005	3,926	—%	2%
Other non-interest expense	14,548	14,589	11,163	—%	30%
Total non-interest expense	142,855	136,332	130,015	5%	10%

Income before income tax expense	11,108	18,008	13,684	(38)%	(19)%
Income tax expense	(1,388)	(3,551)	(3,529)	(61)%	(61)%
Net income	$9,720	$14,457	$10,155	(33)%	(4)%

Net income per share:
Basic EPS	$0.09	$0.13	$0.09	(31)%	—%
Diluted EPS	$0.08	$0.13	$0.09	(38)%	(11)%
Weighted-average common shares – Basic	112,788,050	112,042,202	109,948,785	1%	3%
Weighted-average common shares – Diluted	116,400,285	113,922,256	109,949,371	2%	6%

LENDINGCLUB CORPORATION
CONDENSED CONSOLIDATED STATEMENTS OF INCOME (Continued)
(In thousands, except share and per share data)
(Unaudited)

	Year Ended December 31,
	2024	2023	Change (%)
Non-interest income:
Origination fees	$283,420	$279,146	2%
Servicing fees	64,933	98,613	(34)%
Gain on sales of loans	49,097	47,839	3%
Net fair value adjustments	(154,659)	(134,114)	(15)%
Marketplace revenue	242,791	291,484	(17)%
Other non-interest income	10,179	11,297	(10)%
Total non-interest income	252,970	302,781	(16)%

Total interest income	907,958	832,630	9%
Total interest expense	373,917	270,792	38%
Net interest income	534,041	561,838	(5)%

Total net revenue	787,011	864,619	(9)%

Provision for credit losses	178,267	243,565	(27)%

Non-interest expense:
Compensation and benefits	232,158	261,948	(11)%
Marketing	100,402	93,840	7%
Equipment and software	51,194	53,485	(4)%
Depreciation and amortization	58,834	47,195	25%
Professional services	32,045	35,173	(9)%
Occupancy	15,798	17,532	(10)%
Other non-interest expense	53,247	57,264	(7)%
Total non-interest expense	543,678	566,437	(4)%

Income before income tax expense	65,066	54,617	19%
Income tax expense	(13,736)	(15,678)	(12)%
Net income	$51,330	$38,939	32%

Net income per share:
Basic EPS	$0.46	$0.36	28%
Diluted EPS	$0.45	$0.36	25%
Weighted-average common shares – Basic	111,731,523	108,466,179	3%
Weighted-average common shares – Diluted	113,122,859	108,468,857	4%

LENDINGCLUB CORPORATION
NET INTEREST INCOME
(In thousands, except percentages or as noted)
(Unaudited)

	Consolidated LendingClub Corporation (1)
	Three Months Ended December 31, 2024			Three Months Ended September 30, 2024			Three Months Ended December 31, 2023
	Average Balance	Interest Income/ Expense	Average Yield/ Rate	Average Balance	Interest Income/ Expense	Average Yield/ Rate	Average Balance	Interest Income/ Expense	Average Yield/ Rate
Interest-earning assets (2)
Cash, cash equivalents, restricted cash and other	$1,193,570	$14,194	4.76%	$939,611	$12,442	5.30%	$1,190,539	$16,271	5.47%
Securities available for sale at fair value	3,390,315	57,259	6.76%	3,047,305	52,476	6.89%	1,197,625	20,920	6.99%
Loans held for sale at fair value	673,279	20,696	12.30%	899,434	30,326	13.49%	501,850	15,883	12.66%
Loans and leases held for investment:
Unsecured personal loans	3,080,934	104,011	13.50%	3,045,150	103,291	13.57%	3,890,041	128,190	13.18%
Commercial and other consumer loans	1,023,041	14,203	5.55%	1,057,688	15,497	5.86%	1,126,010	17,033	6.05%
Loans and leases held for investment at amortized cost	4,103,975	118,214	11.52%	4,102,838	118,788	11.58%	5,016,051	145,223	11.58%
Loans held for investment at fair value (3)	1,153,204	30,233	10.49%	972,698	26,345	10.83%	306,636	10,022	13.07%
Total loans and leases held for investment (3)	5,257,179	148,447	11.29%	5,075,536	145,133	11.44%	5,322,687	155,245	11.67%
Total interest-earning assets	10,514,343	240,596	9.15%	9,961,886	240,377	9.65%	8,212,701	208,319	10.15%
Cash and due from banks and restricted cash	51,555			41,147			63,181
Allowance for loan and lease losses	(227,673)			(225,968)			(334,711)
Other non-interest earning assets	597,609			624,198			659,995
Total assets	$10,935,834			$10,401,263			$8,601,166
Interest-bearing liabilities
Interest-bearing deposits:
Checking and money market accounts	$805,362	$5,502	2.72%	$1,092,376	$10,146	3.70%	$1,081,875	$9,593	3.52%
Savings accounts and certificates of deposit	8,214,866	92,698	4.49%	6,944,586	86,717	4.97%	5,720,058	66,660	4.62%
Interest-bearing deposits	9,020,228	98,200	4.33%	8,036,962	96,863	4.79%	6,801,933	76,253	4.45%
Other interest-bearing liabilities	615	12	7.20%	486,736	3,273	2.69%	24,180	589	9.74%
Total interest-bearing liabilities	9,020,843	98,212	4.33%	8,523,698	100,136	4.67%	6,826,113	76,842	4.47%
Non-interest bearing deposits	328,022			344,577			314,822
Other liabilities	251,239			225,467			238,806
Total liabilities	$9,600,104			$9,093,742			$7,379,741
Total equity	$1,335,730			$1,307,521			$1,221,425
Total liabilities and equity	$10,935,834			$10,401,263			$8,601,166

Interest rate spread			4.82%			4.98%			5.68%

Net interest income and net interest margin		$142,384	5.42%		$140,241	5.63%		$131,477	6.40%
(1)    Consolidated presentation reflects intercompany eliminations.
(2)    Nonaccrual loans and any related income are included in their respective loan categories.
(3)    The average balance for the fourth and third quarters of 2024 includes a loan portfolio that was purchased during the third quarter of 2024 of loans that we previously originated and sold.

LENDINGCLUB CORPORATION
CONSOLIDATED BALANCE SHEETS
(In Thousands, Except Share and Per Share Amounts)
(Unaudited)

	December 31, 2024	December 31, 2023
Assets
Cash and due from banks	$15,524	$14,993
Interest-bearing deposits in banks	938,534	1,237,511
Total cash and cash equivalents	954,058	1,252,504
Restricted cash	23,338	41,644
Securities available for sale at fair value ($3,492,264 and $1,663,990 at amortized cost, respectively)	3,452,648	1,620,262
Loans held for sale at fair value	636,352	407,773
Loans and leases held for investment	4,125,818	4,850,302
Allowance for loan and lease losses	(236,734)	(310,387)
Loans and leases held for investment, net	3,889,084	4,539,915
Loans held for investment at fair value (1)	1,027,798	272,678
Property, equipment and software, net	167,532	161,517
Goodwill	75,717	75,717
Other assets	403,982	455,453
Total assets	$10,630,509	$8,827,463
Liabilities and Equity
Deposits:
Interest-bearing	$8,676,119	$7,001,680
Noninterest-bearing	392,118	331,806
Total deposits	9,068,237	7,333,486
Borrowings	—	19,354
Other liabilities	220,541	222,801
Total liabilities	9,288,778	7,575,641
Equity
Common stock, $0.01 par value; 180,000,000 shares authorized; 113,383,917 and 110,410,602 shares issued and outstanding, respectively	1,134	1,104
Additional paid-in capital	1,702,316	1,669,828
Accumulated deficit	(337,476)	(388,806)
Accumulated other comprehensive loss	(24,243)	(30,304)
Total equity	1,341,731	1,251,822
Total liabilities and equity	$10,630,509	$8,827,463
(1)    The balance at December 31, 2024 includes a loan portfolio that was purchased during the third quarter of 2024 of loans that we previously originated and sold.

LENDINGCLUB CORPORATION
RECONCILIATION OF GAAP TO NON-GAAP FINANCIAL MEASURES
(In thousands, except share and per share data)
(Unaudited)
Pre-Provision Net Revenue

	For the three months ended					For the year ended
	December 31, 2024	September 30, 2024	June 30, 2024	March 31, 2024	December 31, 2023	December 31, 2024	December 31, 2023
GAAP Net income	$9,720	$14,457	$14,903	$12,250	$10,155	$51,330	$38,939
Less: Provision for credit losses	(63,238)	(47,541)	(35,561)	(31,927)	(41,907)	(178,267)	(243,565)
Less: Income tax expense	(1,388)	(3,551)	(4,519)	(4,278)	(3,529)	(13,736)	(15,678)
Pre-provision net revenue	$74,346	$65,549	$54,983	$48,455	$55,591	$243,333	$298,182

	For the three months ended					For the year ended
	December 31, 2024	September 30, 2024	June 30, 2024	March 31, 2024	December 31, 2023	December 31, 2024	December 31, 2023
Non-interest income	$74,817	$61,640	$58,713	$57,800	$54,129	$252,970	$302,781
Net interest income	142,384	140,241	128,528	122,888	131,477	534,041	561,838
Total net revenue	217,201	201,881	187,241	180,688	185,606	787,011	864,619
Non-interest expense	(142,855)	(136,332)	(132,258)	(132,233)	(130,015)	(543,678)	(566,437)
Pre-provision net revenue	74,346	65,549	54,983	48,455	55,591	243,333	298,182
Provision for credit losses	(63,238)	(47,541)	(35,561)	(31,927)	(41,907)	(178,267)	(243,565)
Income before income tax expense	11,108	18,008	19,422	16,528	13,684	65,066	54,617
Income tax expense	(1,388)	(3,551)	(4,519)	(4,278)	(3,529)	(13,736)	(15,678)
GAAP Net income	$9,720	$14,457	$14,903	$12,250	$10,155	$51,330	$38,939
Tangible Book Value Per Common Share

	December 31, 2024	September 30, 2024	June 30, 2024	March 31, 2024	December 31, 2023
GAAP common equity	$1,341,731	$1,342,895	$1,287,945	$1,266,286	$1,251,822
Less: Goodwill	(75,717)	(75,717)	(75,717)	(75,717)	(75,717)
Less: Customer relationship intangible assets	(8,586)	(9,439)	(10,293)	(11,165)	(12,135)
Tangible common equity	$1,257,428	$1,257,739	$1,201,935	$1,179,404	$1,163,970

Book value per common share
GAAP common equity	$1,341,731	$1,342,895	$1,287,945	$1,266,286	$1,251,822
Common shares issued and outstanding	113,383,917	112,401,990	111,812,215	111,120,415	110,410,602
Book value per common share	$11.83	$11.95	$11.52	$11.40	$11.34

Tangible book value per common share
Tangible common equity	$1,257,428	$1,257,739	$1,201,935	$1,179,404	$1,163,970
Common shares issued and outstanding	113,383,917	112,401,990	111,812,215	111,120,415	110,410,602
Tangible book value per common share	$11.09	$11.19	$10.75	$10.61	$10.54

LENDINGCLUB CORPORATION
RECONCILIATION OF GAAP TO NON-GAAP FINANCIAL MEASURES (Continued)
(In thousands, except ratios)
(Unaudited)
Return On Tangible Common Equity

	For the three months ended					For the year ended
	December 31, 2024	September 30, 2024	June 30, 2024	March 31, 2024	December 31, 2023	December 31, 2024	December 31, 2023
Average GAAP common equity	$1,335,730	$1,307,521	$1,266,608	$1,257,237	$1,221,425	$1,291,938	$1,204,050
Less: Average goodwill	(75,717)	(75,717)	(75,717)	(75,717)	(75,717)	(75,717)	(75,717)
Less: Average customer relationship intangible assets	(9,013)	(9,866)	(10,729)	(11,650)	(12,643)	(10,324)	(14,198)
Average tangible common equity	$1,251,000	$1,221,938	$1,180,162	$1,169,870	$1,133,065	$1,205,897	$1,114,135

Return on average equity
Annualized GAAP net income	$38,880	$57,828	$59,612	$49,000	$40,620	$51,330	$38,939
Average GAAP common equity	$1,335,730	$1,307,521	$1,266,608	$1,257,237	$1,221,425	$1,291,938	$1,204,050
Return on average equity	2.9%	4.4%	4.7%	3.9%	3.3%	4.0%	3.2%

Return on tangible common equity
Annualized GAAP net income	$38,880	$57,828	$59,612	$49,000	$40,620	$51,330	$38,939
Average tangible common equity	$1,251,000	$1,221,938	$1,180,162	$1,169,870	$1,133,065	$1,205,897	$1,114,135
Return on tangible common equity	3.1%	4.7%	5.1%	4.2%	3.6%	4.3%	3.5%